EXHIBIT 10.hh



                               FIRST AMENDMENT TO
                  RECEIVABLES SALE AND CONTRIBUTION AGREEMENT


         THIS FIRST AMENDMENT TO RECEIVABLES SALE AND CONTRIBUTION AGREEMENT, dated as of April 2, 1998, is entered into by and between SUNBEAM PRODUCTS, INC., a Delaware corporation (the "PARENT") and SUNBEAM ASSET DIVERSIFICATION, INC., a Delaware corporation ("FUNDING"). Capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the Agreement (as defined below).

         WHEREAS, the parties hereto entered into that certain Receivables Sale and Contribution Agreement, dated as of December 4, 1997 (the "AGREEMENT"); and

         WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

         NOW THEREFORE, in consideration of the promises and other mutual covenants contained herein, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS.

                           (a) Sections 12(a) and (b) are hereby amended and
restated to read in their entirety as follows:

                           "(a) THIS SALE AGREEMENT SHALL BE GOVERNED BY, AND
                  CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

                           (b) THE PARENT AND FUNDING HEREBY SUBMIT TO THE
                  NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN NEW YORK CITY, NEW YORK, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. THE PARENT AND FUNDING EACH HEREBY WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND CONSENTS TO THE GRANTING OF


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                  SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE
                  COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE PARENT OR FUNDING TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT EITHER'S RIGHT TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

         SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

                           Except as specifically amended hereby, the Agreement
shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

         SECTION 3. MISCELLANEOUS.

                           (a) This Amendment may be executed in any number of
counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

                           (b) The descriptive headings of the various sections
of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

                           (c) This Agreement may not be amended or otherwise
modified except as provided in this Agreement.

                           (d) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.



                  [Remainder of Page Intentionally Left Blank]


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                           IN WITNESS WHEREOF, the parties hereto have caused
                  this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.



                                            SUNBEAM PRODUCTS, INC.


                                            By: /s/ RUSSELL A. KERSH
                                               ---------------------------------
                                               Name: Russell A. Kersh
                                               Title: Ex. VP


                                               1615 South Congress Avenue
                                               Suite 200
                                               Delray Beach, Florida  33345
                                               Attention: Treasurer
                                               Telecopier No.:  (561) 243-2027



                                            SUNBEAM ASSET DIVERSIFICATION, INC.


                                            By: /s/ RUSSELL A. KERSH
                                               ---------------------------------
                                               Name: Russell A. Kersh
                                               Title: Ex. VP

                                               300 Delaware Avenue
                                               Suite 1704
                                               Wilmington, Delaware  19801
                                               Attention:
                                               Telecopier No.:



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